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                                                                   EXHIBIT 10.19

                                     FORM OF
                             STOCK OPTION AGREEMENT

                  STOCK OPTION AGREEMENT made as of this _____ day of __________, 1998, by and between Office Centre Corporation, a Delaware corporation, located at 38 East 32nd Street, New York, New York 10016 (the "Company"), and _________________________, located at
_______________________________ (the "Optionee").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Company desires to provide the Optionee with an opportunity to acquire common stock, $.001 par value per share (the "Common Stock"), of the Company on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee hereby agree as follows:

                  1. GRANT OF OPTION. The Company hereby grants to the Optionee the right to purchase (the "Option") an aggregate of ___________ shares of Common Stock (the "Shares"), subject to adjustment pursuant to SECTION 6 below.

                  2. TERM OF OPTION. The term of the Option shall commence on the date hereof and terminate on the [ ] anniversary date hereof (the "Term").

                  3. EXERCISE PRICE. The exercise price for the Shares shall be $_______ per Share, subject to adjustment pursuant to SECTION 6 below.

                  4. VESTING. The Option shall vest and become exercisable at such times and in such amounts as follows: [ ]

                  5. EXERCISE OF OPTION. The portion of the Option that has vested and become exercisable pursuant to SECTION 4 above shall be exercisable during the Term, in whole or in part, by written notice from the Optionee to the Company in the form of ATTACHMENT A hereto (the "Notice"). The Notice must be accompanied by a certified check or other form of payment satisfactory to the Company representing the appropriate exercise price. The Notice must be received by the Company on or before the date of the expiration of the Term. The Option shall be deemed to have been exercised on the date the Notice was received by the Company. Within fifteen (15) days of receipt of the Notice, the Company shall deliver to the Optionee a certificate or certificates for such number of Shares as to which the Option was exercised. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand,



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of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of Shares thereupon.

                  6. ADJUSTMENT. In the event there is any change in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each Share theretofore appropriated, or thereafter subject, or which may become subject, to this Option, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be, and the per Share price thereof shall also appropriately be adjusted.

                  7. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or by the laws of descent and distribution, and to members of the Optionee's immediate family or trusts established for the benefit of such family members who agree in writing to be bound by all the provisions of this Agreement. More particularly, but without limiting the generality of the foregoing, except as provided in the preceding sentence, the Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, including, without limitation, interspousal transfers incident to the dissolution of a marriage, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event.

                  8. RIGHTS AS STOCKHOLDER. The Optionee shall not have any rights of a stockholder with respect to any Shares subject to the Option until the Optionee shall have been issued a stock certificate for such Shares by the Company.

                  9. RESERVATION OF SHARES. The Company shall at all times during the Term reserve and keep available such number of shares of Common Stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

                  10. NOTICES. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the appropriate address set forth in the preamble hereto. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.


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                  11. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, successors and assigns, as the case may be.

                  12. SEVERABILITY. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

                  13. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

                  14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                                OFFICE CENTRE CORPORATION



                                                By:
                                                   ----------------------------
                                                    Name:
                                                    Title:


                                                -------------------------------
                                                [NAME OF OPTIONEE]



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                                                                   ATTACHMENT A
                           STOCK OPTION EXERCISE FORM

                                                                       [DATE]

Board of Directors
Office Centre Corporation

Gentlemen:

                  Pursuant to the provisions of the Stock Option Agreement, dated ____________, 1998, whereby you have granted to the undersigned an option to purchase up to __________ shares of Common Stock of Office Centre Corporation (the "Company"), the undersigned hereby notifies you that the undersigned elects to exercise the option to purchase ________________ of the shares covered by such option at the price specified therein. In full payment of the price for the shares being purchased hereby, the undersigned is delivering to you herewith a certified or bank cashier's check payable to the order of the Company in the amount of $____________.

                                    Very truly yours,

                                    ------------------------------
                                    [Address]
                                    (For notices, reports, dividend checks and other communications to stockholders)